HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except Alabama, Arizona, Florida, Montana, New York, North Carolina, &
Pennsylvania)                                                                                                                     CW
------------------------------------------------------------------------------------------------------------------------------------

REQUEST FOR VARIABLE ANNUITY                                                         U.S.P.S.-First       The Hartford - IPS
                                                                                     Class:               P.O. Box 5085
                                                                                                          Hartford, CT 06102-5085
/ / Hartford Life Insurance Company
/ / Hartford Life and Annuity Insurance Company                 [LOGO]               All Express Mail:    The Hartford - IPS
                                                                THE HARTFORD                              1 Griffin Road North
COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS "HARTFORD                                                Windsor, CT 06095-1512
LIFE".
TO HELP PREVENT ANY DELAY IN PROCESSING, PLEASE HAVE ALL
ALTERATIONS INITIALED BY THE APPLICANT.

1. PRODUCT         REQUIRED - SELECT ONLY ONE. PLEASE REFER TO PROSPECTUS FOR PRODUCT DETAILS.
---------------------------------------------------------------------------------------------------------------------------------

/ /  Hartford Leaders(R)    / /  Hartford Leaders(R) Access       / /  Hartford Leaders(R) Edge   / /  Hartford Leaders(R)
     B-Share                     C-Share                               A-Share                         Advisory I-Share
--------------------------------------------------------------------------------------------------------------------------------

2. CONTRACT OWNER   (REQUIRED)
------------------------------------------------------------------------------------------------------------------------------------
Ownership Type:     / / Individual   / / Trust*   / / CRT*    / / UGMA    / / UTMA    / / NRA*    / / Corporation*
(Select only ONE)   / / Other                                                                     *Additional forms may be required
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.  / / Mrs.  / / Ms.   Gender:   / / M   / / F   NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship.
---------------------------------------------------------------------------------------------------------------------------------

First Name                                           MI                                      Last Name
-----------------------------------------------------------------------------------------------------------------------------------
Additional Owner Information (e.g., Name of                                                  Email Address
Trust/Corporation)
-----------------------------------------------------------------------------------------------------------------------------------
Social Security Number/TIN                           Date of Birth                           Daytime Telephone Number
-----------------------------------------------------------------------------------------------------------------------------------
Residential Address - (Permanent Physical Address,   City                                    State             ZIP
No P.O. Box)
-----------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)            City                                    State             ZIP
-----------------------------------------------------------------------------------------------------------------------------------

3. JOINT CONTRACT OWNER     (If any)
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                           MI             Last Name
------------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                        Social Security Number
------------------------------------------------------------------------------------------------------------------------------------

Relationship to Contract Owner               NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship.
--------------------------------------------------------------------------------------------------------------------------------

4. ANNUITANT    (Required if different from Contract Owner)
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                   MI                           Last Name
---------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                Social Security Number       Daytime Telephone Number
---------------------------------------------------------------------------------------------------------------------------------

Residential Address - (Permanent Physical Address,  City                                    State             ZIP
No P.O. Box)
----------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)           City                                    State             ZIP
----------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner
----------------------------------------------------------------------------------------------------------------------------------

A3-LDR-09(CW) HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MT, NY, NC, & PA) Order #: HL 20389-1    Page 1 of 7
                                                                                                                                 F-9

                                                                             Owner SSN/TIN

5. CONTINGENT ANNUITANT         (If any)
--------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                   MI                           Last Name
----------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                Social Security Number       Relationship to Contract Owner
----------------------------------------------------------------------------------------------------------------------------------

6. BENEFICIARY(IES)   (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.)
------------------------------------------------------------------------------------------------------------------------------------

/ / Primary                           %      First Name       MI                                Last Name
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                Date of Birth                     Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                  First Name       MI                                Last Name
/ / Contingent                        %
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                Date of Birth                     Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                  First Name       MI                                Last Name
/ / Contingent                        %
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                Date of Birth                     Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------

Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.

7. PLAN TYPE OF NEW CONTRACT    (REQUIRED - Complete either Section A or Section B)
------------------------------------------------------------------------------------------------------------------------------------

A. NON-QUALIFIED*     / / Non-Qualified New Purchase               / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $
--------------------------------------------------------------------------------------------------------------------------------
B. QUALIFIED          / / New Contribution for tax year            / / Transfer             / / Rollover
--------------------------------------------------------------------------------------------------------------------------------

Please select ONE plan type listed below
------------------------------------------------------------------------------------------------------------------------------------
                       INDIVIDUALLY OWNED                                              EMPLOYER PLAN - ALLOCATED
------------------------------------------------------------------------------------------------------------------------------------

/ / Traditional IRA*       / / Roth IRA*                    / / SEP IRA           / / 401(k)     / / 401(a)     / / Keogh/HR-10
/ / Inherited IRA          / / Inherited Roth IRA           / / Custodial IRA*    / / Other:
/ / Individual 401(k)      / / SIMPLE IRA (Non-DFI only)
---------------------------------------------------------------------------------------------------------------------------------

*     Plan types qualify for the Personal Pension Account.

8. PREMIUM PAYMENT  (Make check payable to HARTFORD LIFE INSURANCE COMPANY)                               $
--------------------------------------------------------------------------------------------------------------------------------

9. ESTIMATED EXCHANGE/TRANSFER AMOUNT          (If applicable)                                               $
------------------------------------------------------------------------------------------------------------------------------------

10. OPTIONAL BENEFIT ELECTION             (SELECTION REQUIRED - Select only one. Refer to the prospectus for more details.)
------------------------------------------------------------------------------------------------------------------------------------

DEATH BENEFIT

/ /  RETURN OF PREMIUM*+                  / /  NO OPTIONAL BENEFIT ELECTED
     (Investment restrictions apply. See       (Full investment flexibility.)
     Section 11E.)

*    Additional charges apply.
+    May not be available in all states.

A3-LDR-09(CW) HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MT, NY, NC, & PA) Order #: HL 20389-1    Page 2 of 7

                                                                             Owner SSN/TIN

11. INVESTMENT SELECTION   (REQUIRED - Use whole percentages only)
------------------------------------------------------------------------------------------------------------------------------------

      CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market HLS Fund Sub-Account during this period.

      / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer.

      / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below.

Dollar Cost Averaging                     %  (Complete Section 11A - Unavailable for Hartford Leaders(R) Access and
                                             Advisory Products)
Fixed Accumulation Feature                %  (Complete Section 11B - Unavailable for Hartford Leaders(R) Access and
                                             Advisory Products)
Personal Pension Account                  %  (Complete Section 11C)
Asset Allocation Model Selection          %  (Complete Section 11D - Unavailable if Sub-Accounts is elected.)
Sub-Account Allocation Selection          %  (Complete Section 11E - Unavailable if Asset Allocation is elected.)
                          TOTAL -     100 %  (MUST EQUAL 100%)

11A DOLLAR COST AVERAGING (DCA) ENROLLMENT(1)

DCA allocations must be made in Section 11C and/or 11D or 11E. Provide the complete instructions for the DCA below.

             Initial Allocation
DCA PLUS     % 6-Month DCA        Duration:      months (between 3-6)
TRANSFER     / / check if rate lock(2)
PROGRAM      % 12-Month DCA      Duration:      months (between 7-12)
             / / check if rate lock(2)
    OR

             DCA TYPE (SELECT ONE):
             / / Fixed Dollar DCA Transfer Amount $
STANDARD     / / Earnings/Interest Only DCA              % (use whole percentages
             between 50-100%)
DCA          SOURCE FREQUENCY (minimum 3 occurrences):
PROGRAMS     / / Fixed Accumulation Feature (Unavailable for Hartford Leaders(R)    / / Monthly months or / / indefinitely
             Access and Advisory products)
             / / Hartford Money Market HLS Fund                                     / / Quarterly quarters or / / indefinitely
             / / Other

11B FIXED ACCUMULATION FEATURE

Initial Allocation                        INTEREST RATE LOCK-1035(a) EXCHANGE/TRANSFER(2)
        % Fixed Accumulation Feature      / / Yes

PLEASE NOTE: Not available in IL and WA if the Return of Premium optional benefit was elected in Section 10.

11C PERSONAL PENSION ACCOUNT (Not available for all plan and ownership types. Please refer to the prospectus for details.)

    Minimum initial investment is $10,000.                    INTEREST RATE LOCK-1035(a) EXCHANGE/TRANSFER(2)
                                                              / / Yes

    Initial Allocation        %               DCA Allocation              %
    Target Income Age                         (Maximum deferral is the lesser of 20 years from the Annuitants Age at initial investment or age 80.)

    Proof of age must be presented prior to first withdrawal.
    PERSONAL PENSION ACCOUNT PAYOUTS WILL BE PAID UNDER THE LIFE ANNUITY WITH CASH REFUND OPTION.

(1) NOT AVAILABLE FOR HARTFORD LEADERS(R) ACCESS, HARTFORD LEADERS(R) ADVISORY, OR IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM.

(2) A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE AND PAYOUT RATES (PAYOUT RATES ONLY APPLY TO THE PERSONAL PENSION ACCOUNT) IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN ANY RATES. IF RATE LOCK IS NOT SELECTED, THE RATES WILL BE THOSE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

A3-LDR-09(CW) HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MT, NY, NC, & PA) Order #: HL 20389-1    Page 3 of 7

                                                                             Owner SSN/TIN

11D ASSET ALLOCATION MODEL SELECTION - (Models are rebalanced quarterly.)

YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). WHEN CONSIDERING ONE OF THESE ASSET ALLOCATION MODELS FOR YOUR INDIVIDUAL SITUATION, YOU SHOULD CONSIDER YOUR OTHER ASSETS, INCOME AND INVESTMENTS.

Initial Allocation         %           DCA Allocation             %

INVESTMENT STRATEGIES

/ / HARTFORD                       / / FRANKLIN FOUNDING             / / AMERICAN GROWTH
CHECKS & BALANCES                   INVESTMENT STRATEGY              FOUNDATION STRATEGY                 / / CORE FOUR
----------------------------------------------------------------------------------------------------------------------------------
Hartford Capital                 Franklin Income                  American Funds Bond HLS          American Funds
Appreciation HLS Fund      33%   Securities Fund            34%   Fund                       30%   International HLS Fund     25%
                                                                  American Funds Global
Hartford Dividend and            Mutual Shares Securities         Small Capitalization HLS         Franklin Income
Growth HLS Fund            33%   Fund                       33%   Fund                       10%   Securities Fund            25%
Hartford Total Return            Templeton Growth                 American Funds Growth HLS        Hartford Growth
Bond HLS Fund              34%   Securities Fund            33%   Fund                       25%   Opportunities HLS Fund     25%
                                                                  American Funds                   Hartford Total Return
                                                                  Growth-Income HLS Fund     20%   Bond HLS Fund              25%
                                                                  American Funds
                                                                  International HLS Fund     15%

PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)

                                                                                                 / / MODERATE
                                                              / / CONSERVATIVE   / / BALANCED       GROWTH       / / GROWTH
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund                                  2%               3%              4%             3%
AIM V.I. Small Cap Equity Fund                                      2%               3%              2%             3%
AllianceBernstein VPS Small/Mid-Cap Value Portfolio                 0%               0%              0%             2%
American Funds Growth HLS Fund                                      4%               6%              7%             8%
American Funds International HLS Fund                               2%               4%              5%             5%
Fidelity VIP Mid Cap Portfolio                                      2%               3%              3%             2%
Franklin Small Cap Value Securities Fund                            0%               0%              2%             2%
Franklin Strategic Income Securities Fund                           6%               4%              4%             3%
Hartford Capital Appreciation HLS Fund                              3%               5%              6%             7%
Hartford Disciplined Equity HLS Fund                                3%               7%              8%             9%
Hartford Growth Opportunities HLS Fund                              3%               5%              6%             7%
Hartford High Yield HLS Fund                                       10%               5%              5%             5%
Hartford International Opportunities HLS Fund                       0%               0%              0%             4%
Hartford Total Return Bond HLS Fund                                22%              17%             12%             7%
MFS Research Bond Series                                           22%              17%             13%            10%
MFS Value Series                                                    4%               6%              7%             8%
Mutual Shares Securities Fund                                       3%               5%              6%             7%
Templeton Foreign Securities Fund                                   2%               3%              4%             3%
Templeton Global Bond Securities Fund                              10%               7%              6%             5%

A3-LDR-09(CW) HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MT, NY, NC, & PA) Order #: HL 20389-1    Page 4 of 7

                                                                             Owner SSN/TIN

11E SUB-ACCOUNT ALLOCATION SELECTION

IF YOU DID NOT ELECT THE RETURN OF PREMIUM OPTIONAL BENEFIT YOU HAVE FULL INVESTMENT FLEXIBILITY.

INVESTMENT INSTRUCTIONS IF YOU ELECTED RETURN OF PREMIUM IN SECTION 10:

IMPORTANT: Return of Premium investment allocations are rebalanced quarterly.

Allocations below must equal 100% of total sub-account allocation as indicated in Section 11.

SECTIONS E1, E2, AND E3: Your total Equity (E1) may not exceed 70%, with no individual fund exceeding 20%. Your total Limited Allocation (E2) cannot exceed 20%. Sections E1 and E2 combined cannot exceed 70%. Your total Fixed Allocation
(E3) must be at least 30%.

SECTION E4: Invest 100%, in any combination of the investment options, not to be combined with E1, E2, or E3.

E1: EQUITY - Total allocation (E1 and E2) may not exceed 70%, with no individual fund exceeding 20%.

                     DCA                                                                DCA
  INITIAL       ALLOCATION %                                         INITIAL       ALLOCATION %
ALLOCATION %  (ELECTED IN 11A)                                     ALLOCATION %  (ELECTED IN 11A)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Hartford Fundamental Growth HLS
     %               %           AIM V.I. Core Equity Fund              %               %           Fund
                                 AIM V.I. International Growth
     %               %           Fund                                   %               %           Hartford Global Equity HLS Fund
                                 AllianceBernstein VPS
     %               %           International Value Portfolio          %               %           Hartford Global Growth HLS Fund
                                 AllianceBernstein VPS
     %               %           Small/Mid-Cap Value Portfolio          %               %           Hartford Growth HLS Fund
                                 American Funds Asset Allocation                                    Hartford Growth Opportunities
     %               %           HLS Fund                               %               %           HLS Fund
                                 American Funds Blue Chip Income
     %               %           and Growth HLS Fund                    %               %           Hartford Index HLS Fund
                                 American Funds Global Growth &                                     Hartford International
     %               %           Income HLS Fund                        %               %           Opportunities HLS Fund
                                 American Funds Global Growth HLS
     %               %           Fund                                   %               %           Hartford Value HLS Fund
     %               %           American Funds Growth HLS Fund         %               %           MFS Growth Series
                                 American Funds Growth-Income HLS
     %               %           Fund                                   %               %           MFS Investors Trust Series
                                 American Funds International HLS
     %               %           Fund                                   %               %           MFS Value Series
                                 Fidelity VIP Contrafund                                            Mutual Global Discovery
     %               %           Portfolio                              %               %           Securities Fund
     %               %           Fidelity VIP Mid Cap Portfolio         %               %           Mutual Shares Securities Fund
                                 Franklin Flex Cap Growth
     %               %           Securities Fund                        %               %           Putnam VT Equity Income Fund
                                 Franklin Rising Dividends
     %               %           Securities Fund                        %               %           Putnam VT Investors Fund
                                 Hartford Capital Appreciation
     %               %           HLS Fund                               %               %           Putnam VT Voyager Fund
                                 Hartford Disciplined Equity HLS                                    Templeton Foreign Securities
     %               %           Fund                                   %               %           Fund
                                 Hartford Dividend and Growth HLS
     %               %           Fund                                   %               %           Templeton Growth Securities Fund
     %               %           Hartford Equity Income HLS Fund

E2: LIMITED - Total allocation cannot exceed 20%.

                             AIM V.I. Mid Cap Core Equity
     %             %         Fund                                   %             %         Franklin Small Cap Value Securities Fund
                                                                                            Franklin Small-Mid Cap Growth Securities
     %             %         AIM V.I. Small Cap Equity Fund         %             %         Fund
                             American Funds Global Bond HLS                                 Franklin Strategic Income Securities
     %             %         Fund                                   %             %         Fund
                             American Funds Global Small
     %             %         Capitalization HLS Fund                %             %         Hartford High Yield HLS Fund
                             American Funds New World HLS
     %             %         Fund                                   %             %         Hartford Small Company HLS Fund
                             Fidelity VIP Strategic Income
     %             %         Portfolio                              %             %         Templeton Global Bond Securities Fund
     %             %         Franklin Income Securities Fund

E3: FIXED - Total allocation must be at least 30%.

                                                                                            Hartford U.S. Government Securities HLS
     %             %         American Funds Bond HLS Fund           %             %         Fund
     %             %         Hartford Money Market HLS Fund         %             %         MFS Research Bond Series
                             Hartford Total Return Bond HLS
     %             %         Fund

E4: MULTI-ASSET - Invest 100% in any combination of the funds below.

     %             %         AIM V.I. PowerShares ETF Allocation Fund
                             AllianceBernstein VPS Balanced Wealth Strategy
     %             %         Portfolio
     %             %         MFS Total Return Series

CUSTOM ASSET ALLOCATION PROGRAM (AA)

/ / Check here if you would like your sub-account allocations to rebalance:

Day of Month (1st-28th)       Rebalancing Frequency:        / / Monthly     / / Quarterly    / / Semi-Annually     / / Annually

A3-LDR-09(CW) HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MT, NY, NC, & PA) Order #: HL 20389-1    Page 5 of 7

                                                                             Owner SSN/TIN

12. SPECIAL REMARKS
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

13. OWNER(S) ACKNOWLEDGEMENTS    (All questions in this Section MUST be completed)
--------------------------------------------------------------------------------------------------------------------------

/ / No / / Yes -  Do you have an existing annuity or life insurance policy?
/ / No / / Yes -  Will the annuity applied for replace one or more existing annuity or life insurance contracts?

/ / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you.

THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED.

     NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or who knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

     DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

     KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

     MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     MARYLAND: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

     NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

     OREGON: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of fraud and may be subject to civil or criminal penalties.

     PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity. Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

A3-LDR-09(CW) HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MT, NY, NC, & PA) Order #: HL 20389-1    Page 6 of 7

                                                                             Owner SSN/TIN

I/we hereby represent that the answers and information provided on this request for variable annuity are correct to the best of my knowledge and belief. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3.

The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation.

Signed at:                       /  /
              ------------  ---------------
                 State*          Date

---------------------------------------------------------------------------------------------------------------------------
          Contract Owner Signature (Trustee/Custodian, if              Joint Contract Owner Signature (If applicable)
                            applicable)

* IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.

MASSACHUSETTS SITUS SALES - MASSACHUSETTS LAW PROHIBITS THE SALE OF AN ANNUITY TO A MASSACHUSETTS RESIDENT ON ANY POLICY FORM OTHER THAN A FORM APPROVED BY THE COMMONWEALTH. AS SUCH, ANY APPLICATION FOR THE PURCHASE OF A HARTFORD LIFE ANNUITY BY A MASSACHUSETTS RESIDENT SIGNED OUTSIDE OF THE COMMONWEALTH OF MASSACHUSETTS WILL NOT BE ACCEPTED.

14. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
------------------------------------------------------------------------------------------------------------------------------------

/ / No / / Yes -  Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts?
/ / No / / Yes -  Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance? If yes, please complete any applicable state replacement forms.

                                                                                       -------------------------------------------
                                                                                                Licensed Agent Signature

First Name                            MI                       Last Name
--------------------------------------------------------------------------------------------------------------------------------
Street Address                                                 City                 State             ZIP
--------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer                         Licensed Agent SSN                            Broker/Dealer Client Account Number
--------------------------------------------------------------------------------------------------------------------------------
Business Telephone Number             Fax Number                                    Email Address
--------------------------------------------------------------------------------------------------------------------------------

          NOT INSURED BY FDIC OR ANY                MAY LOSE            NOT A DEPOSIT OF OR GUARANTEED BY             [NOT] FDIC
          FEDERAL GOVERNMENT AGENCY                  VALUE                ANY BANK OR ANY BANK AFFILIATE              [NOT] BANK

A3-LDR-09(CW) HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MT, NY, NC, & PA) Order #: HL 20389-1    Page 7 of 7
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